UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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VistaGen Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VistaGen Therapeutics, Inc.
343 Allerton Avenue
South San Francisco, CA 94080
Tel. (650) 577-3600
Fax (888) 482-2602

August 8, 2016
Dear Stockholders of VistaGen Therapeutics, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders (“Annual Meeting”) of VistaGen Therapeutics, Inc., which will be held at the San Francisco Airport Marriott Waterfront Hotel, located at 1800 Old Bayshore Highway, Burlingame, California 94010 on September 26, 2016 at 10:00 a.m., local time.

Details of the business to be conducted at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, and in this Proxy Statement. We have also made a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2016 (“Annual Report”) available with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, we have elected to provide access to our proxy materials over the Internet, rather than mailing paper copies. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to access the information they need, while lowering the costs of our Annual Meeting and conserving natural resources.

Regardless of whether you plan to attend the Annual Meeting in person, please read the accompanying Proxy Statement and then vote by Internet, telephone or e-mail as promptly as possible.  Please refer to the Notice for instructions on submitting your vote. Voting promptly will save us additional expense in further soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

                We look forward to seeing you at the Annual Meeting.

Sincerely,
Jon S. Saxe Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote by Internet, telephone or e-mail as promptly as possible. Submitting your vote assures that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote in person, even if he or she has returned a proxy.

VistaGen Therapeutics, Inc.
343 Allerton Avenue
South San Francisco, CA 94080
Tel. (650) 577-3600
Fax (888) 482-2602

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on September 26, 2016

Dear Stockholders of VistaGen Therapeutics, Inc.:

 We are pleased to invite you to attend the Annual Meeting of Stockholders (“Annual Meeting”) of VistaGen Therapeutics, Inc., a Nevada corporation (the “Company”, “us”, “we” or “our”), which will be held at the San Francisco Airport Marriott Waterfront Hotel, located at 1800 Old Bayshore Highway, Burlingame, California 94010 on September 26, 2016 at 10:00 a.m., local time, for the following purposes:

1.	to elect five directors to our Board of Directors, each to serve until the next Annual Meeting of Stockholders, or until his respective successor is elected and qualified;

2.	to approve the amended and restated 2016 Equity Incentive Plan, formerly the 2008 Stock Incentive Plan (the “2016 Plan”), and ratify all issuances thereunder to date;

3.	to approve, on an advisory basis, the compensation of our Named Executive Officers;

4.	to conduct an advisory vote to indicate how frequently stockholders believe we should conduct an advisory vote on the compensation of our Named Executive Officers;

5.	to ratify the appointment of OUM & Co. LLP as our independent auditors for the fiscal year ending March 31, 2017; and

6.	to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These matters are more fully discussed in the attached Proxy Statement.

We have elected to provide access to our proxy materials primarily over the Internet, pursuant to the Securities and Exchange Commission’s “notice and access” rules. We believe this process expedites stockholders’ receipt of proxy materials, while lowering the costs of our Annual Meeting and conserving natural resources. On or about August 8, 2016, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting, which contained instructions for accessing the attached Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended March 31, 2016 (“Annual Report”) and voting instructions. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.envisionreports.com/VTGN

The close of business on July 28, 2016 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Only holders of record of our common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. A complete list of these stockholders will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 343 Allerton Avenue, South San Francisco, California 94080, during normal business hours for a period of ten days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by Internet, telephone or mail so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors recommends that you vote “FOR” the Annual Meeting Proposal Nos. 1, 2, 3 and 5, and vote “THREE YEARS” for Proposal No. 4, all of which are described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 26, 2016:

THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT: WWW.ENVISIONREPORTS.COM/VTGN

By Order of the Board of Directors,

Shawn K. Singh
Chief Executive Officer and Director
South San Francisco, California
August 8, 2016

VistaGen Therapeutics, Inc.
343 Allerton Avenue
South San Francisco, CA 94080
Tel. (650) 577-3600
Fax (888) 482-2602

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (“Board”) of VistaGen Therapeutics, Inc., a Nevada corporation (the “Company”), for use at the Company’s 2016 Annual Meeting of Stockholders (“Annual Meeting”) to be held on September 26, 2016 at 10:00 a.m., local time, and at any adjournment or postponement thereof, at the San Francisco Airport Marriott Waterfront Hotel, located at 1800 Old Bayshore Highway, Burlingame, California 94010.

We have elected to provide access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s (“SEC”) “notice and access” rules. On or about August 8, 2016, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting, which contained instructions for accessing this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended March 31, 2016 (“Annual Report”) and voting instructions. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.envisionreports.com/VTGN

Voting

The specific proposals to be considered and acted upon at our Annual Meeting are each described in this Proxy Statement.  Only holders of our common stock as of the close of business on July 28, 2016 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 7,970,705 shares of common stock issued and outstanding. Each holder of common stock is entitled to one vote for each share held as of the Record Date.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors. The five nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present, either in person or by proxy and entitled to vote, will be elected.

Proposal No. 2: Approval of the Amended and Restated 2016 Equity Incentive Plan, and Ratification of All Issuances Thereunder to Date. Our Board of Directors unanimously approved the amended and restated 2016 Equity Incentive Plan, formerly the 2008 Equity Incentive Plan (the “2016 Plan”) on July 26, 2016. Amendments to the 2016 Plan include increasing the number of shares of the Company’s common stock authorized for issuance under the 2016 Plan from 1.0 million to 3.0 million, increasing the maximum number of shares of common stock that may be granted to a Grantee (as such term is defined in the 2016 Plan) in any calendar year, and extending the expiration date of the 2016 Plan to July 26, 2026. A copy of the 2016 Plan is attached to this Proxy Statement as Appendix A. The affirmative “FOR” vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is necessary of approval of this proposal.

Proposal No. 3: Advisory Vote to Approve Executive Compensation.  This proposal calls for a non-binding, advisory vote regarding the compensation paid to our Named Executive Officers (the “Say-on-Pay Vote”). Accordingly, there is no "required vote" that would constitute approval. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders and will consider the result of the vote when making future decisions regarding our executive compensation policies and practices.

Proposal No. 4: Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation. This proposal provides a choice among three frequency periods (every one, two or three years) for future advisory Say-on-Pay Votes. The frequency period that receives the most votes will be deemed to be the recommendation of our stockholders. However, because this vote is advisory and not binding on our Board of Directors, we may decide that it is in the best interests of our stockholders to hold a Say-on-Pay Vote more or less frequently than the frequency period selected by our stockholders.

Proposal No. 5: Ratification of Appointment of Auditors. The affirmative “FOR” vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the ratification of the selection of OUM & Co. LLP as our independent registered public accounting firm for the current fiscal year.

 Abstentions and Broker Non Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Nevada law and our Bylaws, each matter (other than the election of directors) is determined by the vote of the holders of a majority of the voting power present or represented by proxy. For these matters, abstentions and broker non-votes will not be counted as votes in favor of such proposals, and will also not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on the proposals referenced above.

Voting and Revocation of Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of the directors proposed by our Board, (ii) FOR the approval of the 2016 Plan, and ratification of all issuances thereunder to date, (iii) FOR the Say-on-Pay Vote, (iv) to hold future Say-on-Pay Votes EVERY THREE YEARS, (v) FOR ratification of the appointment of OUM & Co. LLP as our independent auditors for current fiscal year, and (vi) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing, with our Corporate Secretary at our principal executive offices, located at 343 Allerton Avenue, South San Francisco, California 94080, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting alone will not revoke your proxy.  If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, as well as the preparation and posting of this Proxy Statement and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail, telephone and mail.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors (“Board”) shall consist of not less than one, nor more than seven directors, and that upon any change in the number of directors, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board or by stockholders. The Company’s Board currently consists of five directors, and these five directors are nominated for election at the Annual Meeting. Each nominee has confirmed that he is able and willing to continue serving as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board.

Upon recommendation of the Nominating and Corporate Governance Committee, the Board has nominated for election as directors at our Annual Meeting Mr. Jon S. Saxe, Mr. Shawn K. Singh, Dr. H. Ralph Snodgrass, Dr. Brian J. Underdown, and Dr. Jerry B. Gin.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The five nominees receiving the highest number of affirmative votes will be elected. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board recommends that the stockholders vote “FOR” the election of Mr. Saxe, Mr. Singh, Dr. Snodgrass, Dr. Underdown, and Dr. Gin.

The following sections sets forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any of the directors and the Company’s executive officers.

BOARD OF DIRECTORS

Name	Age	Position
Jon S. Saxe (1)	80	Director, Chairman of the Board
Shawn K. Singh	53	Chief Executive Officer and Director
H. Ralph Snodgrass, Ph.D.	66	Founder, President, Chief Scientific Officer and Director
Brian J. Underdown, PhD. (2)	75	Director
Jerry B. Gin, Ph.D, MBA (3)	72	Director

(1)	Chairman of the Audit Committee and member of the Compensation Committee and Corporate Governance and Nominating Committee.
(2)	Member of the Audit Committee and chairman of the Compensation Committee and Corporate Governance and Nominating Committee.
(3)	Member of the Audit Committee.

Jon S. Saxe, J.D., LL.M. has served as Chairman of our Board since 2000, first as Chairman of the Board of Directors of VistaGen Therapeutics, Inc., a California corporation ("VistaGen California"), then as Chairman of the Board after completion of the merger by and between VistaGen California and the Company on May 11, 2011, at which time VistaGen California became a wholly-owned subsidiary of the Company (the "Merger"). He also serves as the Chairman of our Audit Committee. Mr. Saxe is the retired President and was a director of PDL BioPharma from 1989 to 2008. From 1989 to 1993, he was President, Chief Executive Officer and a director of Synergen, Inc. (acquired by Amgen). Mr. Saxe served as Vice President, Licensing & Corporate Development for Hoffmann-Roche from 1984 through 1989, and Head of Patent Law for Hoffmann-Roche from 1978 through 1989. Mr. Saxe currently is a director of SciClone Pharmaceuticals, Inc. (NASDAQ: SCLN) and Durect Corporation (NASDAQ: DRRX), and six private life science companies, Arbor Vita Corporation, Arcuo Medical, LLC, Armetheon, Inc., Cancer Prevention Pharmaceuticals, Inc., Lumos Pharma, Inc. and Trellis Bioscience, Inc. Mr. Saxe also has served as a director of other biotechnology and pharmaceutical companies, including ID Biomedical (acquired by GlaxoSmithKline), Sciele Pharmaceuticals, Inc. (acquired by Shionogi), Amalyte (acquired by Kemin Industries), Cell Pathways (acquired by OSI Pharmaceuticals), and other companies, both public and private. Mr. Saxe has a B.S.Ch.E. from Carnegie-Mellon University, a J.D. degree from George Washington University and an LL.M. degree from New York University.

We selected Mr. Saxe to serve as Chairman of our Board due to his numerous years of experience as a senior executive with major biopharmaceutical and biotechnology companies, including Protein Design Labs, Inc., Synergen, Inc. and Hoffmann-Roche, Inc., as well as his extensive experience serving as a director of numerous private and public biotechnology and pharmaceutical companies, serving as Chairman, and Chair and member of audit, compensation and governance committees of both private and public companies. Mr. Saxe provides us and our Board of Directors with highly valuable insight and perspective into the biotechnology and pharmaceutical industries, as well as the strategic opportunities and challenges that we face.

Shawn K. Singh has served as our Chief Executive Officer since August 2009, first as the Chief Executive Officer of VistaGen California, then as Chief Executive Officer of the Company after the Merger. Mr. Singh first joined the Board of Directors of VistaGen California in 2000 and served on the VistaGen California management team (part-time) from late-2003, following our acquisition of Artemis Neuroscience, of which he was President, to August 2009. In connection with the completion of the Merger, Mr. Singh was appointed as a member of the Board in 2011. Mr. Singh has over 25 years of experience working with biotechnology, medical device and pharmaceutical companies, both private and public, as well as a profitable contract research and development organization (“CRO”) and healthcare-focused venture capital firm. From February 2001 to August 2009, Mr. Singh served as Managing Principal of Cato BioVentures, a life science venture capital firm, and as Chief Business Officer and General Counsel of Cato Research Ltd, a CRO affiliated with Cato BioVentures. Mr. Singh served as President (part-time) of Echo Therapeutics (OTCBB: ECTE), a medical device company developing a non-invasive, wireless continuous glucose monitoring system, from September 2007 to June 2009, and as a member of its Board of Directors from September 2007 through December 2011. He also served as Chief Executive Officer (part-time) of Hemodynamic Therapeutics, a private biopharmaceutical company affiliated with Cato BioVentures, from November 2004 to August 2009. From late-2000 to February 2001, Mr. Singh served as Managing Director of Start-Up Law, a management consulting firm serving biotechnology companies. Mr. Singh also served as Chief Business Officer of SciClone Pharmaceuticals (NASDAQ: SCLN), a revenue-generating, specialty pharmaceutical company with a substantial commercial business in China and a product portfolio spanning major therapeutics markets, including oncology, infectious diseases and cardiovascular disorders, from late-1993 to late-2000, and as a corporate finance associate of Morrison & Foerster LLP, an international law firm, from 1991 to late-1993. Mr. Singh currently serves as a member of the Board of Directors of Armour Therapeutics, a private biotechnology company focused on prostate cancer. Mr. Singh earned a B.A. degree, with honors, from the University of California, Berkeley, and a Juris Doctor degree from the University of Maryland School of Law. Mr. Singh is a member of the State Bar of California.

We selected Mr. Singh to serve on our Board due to his substantial practical experience and expertise in senior leadership roles with multiple private and public biotechnology, pharmaceutical and medical device companies and CROs and his extensive experience in corporate finance, venture capital, corporate governance and strategic partnering.

H. Ralph Snodgrass, Ph.D. co-founded VistaGen California with Dr. Gordon Keller in 1998 and served as the Chief Executive Officer of VistaGen California until August 2009. Dr. Snodgrass served as the President and Chief Scientific Officer of VistaGen California from August 2009 through May 2011, and then in the same positions with the Company following the completion of the Merger. He served as a member of the Board of Directors of VistaGen California from 1998 to 2011, and was appointed to serve on the Board after the completion of the Merger.  Prior to founding VistaGen California, Dr. Snodgrass served as a key member of the executive management team that led Progenitor, Inc., a biotechnology company focused on developmental biology, through its initial public offering, and was its Chief Scientific Officer from June 1994 to May 1998, and its Executive Director from July 1993 to May 1994. He received his Ph.D. in immunology from the University of Pennsylvania, and has 23 years of experience in senior biotechnology management and over 10 years research experience as an assistant professor at the Lineberger Comprehensive Cancer Center, University of North Carolina Chapel Hill School of Medicine, and as a member of the Institute for Immunology, Basel, Switzerland. Dr. Snodgrass is a past Board Member of the Emerging Company Section of the Biotechnology Industry Organization, and past member of the International Society Stem Cell Research Industry Committee. Dr. Snodgrass has published more than 50 scientific papers, is the inventor on more than 17 patents and a number of patent applications, is, or has been, the Principal Investigator on U.S. federal and private foundation sponsored research grants with budgets totaling more than $14.5 million and is recognized as an expert in stem cell biology with more than 31 years’ experience in the uses of stem cells as biological tools for research, drug discovery and development.

We selected Dr. Snodgrass to serve on our Board due to his expertise in biotechnology focused on developmental biology, including stem cell biology, his extensive senior management experience leading biotechnology companies at all stages of development, as well as his reputation and standing in the fields of biotechnology and stem cell research, allow him to bring to us and the Board a unique understanding of the challenges and opportunities associated with pluripotent stem cell biology, as well as credibility in the markets in which we operate.

Brian J. Underdown, Ph.D. has served as a member of our Board since November 2009, first as a director of VistaGen California, then as a member of the Board after the completion of the Merger. Dr. Underdown is currently a Venture Partner with Lumira Capital Corp. having served as a Managing Director with Lumira from September 1997 through December 2015. His investment focus has been on therapeutics in both new and established companies in both Canada and the United States. Prior to joining Lumira and its antecedent company MDS Capital Corp, Dr. Underdown held a number of senior management positions in the biopharmaceutical industry and at universities. Dr. Underdown’s current board positions include the following private companies: enGene Inc. Formation Biologics and Osteo QC. Some of Dr. Underdown’s previous board roles include: Argos Therapeutics (NASDAQ: ARGS), ID Biomedical (acquired by GlaxoSmithKline), Ception Therapeutics (acquired by Cephalon).  He has served on a number of Boards and advisory bodies of government-sponsored research organizations including CANVAC, the Canadian National Centre of Excellence in Vaccines, Ontario Genomics Institute (Chair), Allergen, the Canadian National Centre of Excellence in Allergy and Asthma. Dr. Underdown obtained his Ph.D. in immunology from McGill University and undertook post-doctoral studies at Washington University School of Medicine.

We selected Dr. Underdown to serve on our Board due to his extensive background working in the biotechnology and pharmaceutical industries, as a director of numerous private and public companies, as well as his venture capital experience funding and advising start-up and established companies focused on therapeutics.

Jerry B. Gin, Ph.D, M.B.A was appointed to serve on our Board on March 29, 2016. Dr. Gin is currently the co-founder and CEO of Nuvora, Inc., a private company founded in 2006 with a drug delivery platform for the sustained release of ingredients through the mouth for such indications as dry mouth, biofilm reduction and sore throat/cough relief. Dr. Gin is also co-founder and Chairman of Livionex, a private platform technology company founded in 2009 and focused on oral care, ophthalmology and wound care. Previously, Dr. Gin co-founded Oculex Pharmaceuticals in 1993, which developed technology for controlled release delivery of drugs to the interior of the eye, specifically to treat macular edema, and served as President and CEO until it was acquired by Allergan in 2003. Prior to forming Oculex, Dr. Gin co-founded and took public ChemTrak, which developed a home cholesterol test commonly available in drug stores today. Prior to ChemTrak, Dr. Gin was Director of New Business Development and Strategic Planning for Syva, the diagnostic arm of Syntex Pharmaceuticals, Director for Pharmaceutical and Diagnostic businesses for Dow Chemical, and Director of BioScience Labs (now Quest Laboratories), the clinical laboratories of Dow Chemical.  Dr. Gin received his Bachelor’s degree in Chemistry from the University of Arizona, his Ph.D. in Biochemistry from the University of California, Berkeley, his M.B.A. from Loyola College, and conducted his post-doctoral research at the National Institutes of Health.

We selected Dr. Gin to serve on our Board due to his extensive experience in the healthcare industry, focusing on founding and developing pharmaceutical, diagnostic and biotechnology companies and his expertise in propelling healthcare companies to their next platforms of growth.

Director Compensation

We adopted a director compensation policy for our independent directors, as independence is defined by the NASDAQ Stock Market, which became effective for our fiscal year beginning April 1, 2014. Under the independent director compensation policy, our independent directors are entitled to receive a $25,000 annual retainer, payable in cash or shares of common stock. For service on a committee of the board, an independent director is entitled to receive an additional annual cash retainer as follows: $7,500 for Audit and Compensation Committee members and $5,000 for Nominating and Governance Committee members. In lieu of the annual cash retainer for committee participation, each independent director serving as a chair of a board committee shall receive the following annual cash retainer: $15,000 for Audit and Compensation Committee chairs and $10,000 for the Nominating and Governance Committee chair. We accrued for but did not pay our independent directors any cash compensation during our fiscal years ended March 31, 2016 or 2015.

Under our director compensation policy, as updated in March 2016, each independent director will also receive an annual grant of an option or warrant to purchase a minimum of 12,000 shares of our common stock, which will vest monthly over a one-year period from the date of grant. In September 2015, we granted fully vested warrants to purchase 50,000 shares of our restricted common stock at an exercise price of $9.25 per share to each of Mr. Saxe and Dr. Underdown. In November 2015, we modified those warrants, and others granted to them previously, to reduce the exercise price to $7.00 per share. On March 30, 2016, we granted an option to purchase 25,000 shares of our common stock to Dr. Gin upon his appointment to the Board, in accordance with the director compensation policy described above.

The following table sets forth a summary of the compensation earned by our non-employee directors in our fiscal year ended March 31, 2016.

	Fees Earned or Paid in Cash (1)	Option and Warrant Awards (2)		Other Compensation	Total
Name	($)	($)		($)	($)

Jon S. Saxe (3)	$52,500	$324,816	(6)	$-	$377,316
Brian J. Underdown, Ph.D. (4)	$57,500	$324,400	(6)	$-	$381,900
Jerry B. Gin, Ph.D., M.B.A (5)	$-	$181,103	(7)	$-	$181,103

(1)
The amounts shown represent fees earned for service on our Board of Directors, and Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee during the fiscal year ended March 31, 2016, which we accrued in full at that date and a portion of which has been paid to the director through the date of this Proxy Statement.

(2)
The amounts in the Option and Warrant Awards column represent the aggregate grant date fair value of warrants or options to purchase shares of our common stock awarded to Mr. Saxe, Dr. Underdown and Dr. Gin, and the effect of modifications to prior grants of warrants to Mr. Saxe and Dr. Underdown occurring during our fiscal year ended March 31, 2016, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation ("ASC 718"). The amounts in this column do not represent any cash payments actually received by Mr. Saxe, Dr. Underdown or Dr. Gin with respect to any of such warrants or options to purchase shares of our common stock awarded to them during the fiscal year ended March 31, 2016.  To date, Mr. Saxe, Dr. Underdown and Dr. Gin have not exercised such warrants or options to purchase common stock, and there can be no assurance that any of them will ever realize any of the ASC 718 grant date fair value amounts presented in the Option and Warrant Awards column.

(3)
Mr. Saxe has served as the Chairman of our Board, the Chairman of our Audit Committee and a member of our Compensation Committee and Corporate Governance and Nominating Committee throughout our fiscal year ended March 31, 2016.  At March 31, 2016, Mr. Saxe holds: (i) 1,875 restricted shares of our common stock; (ii) fully-vested options to purchase 12,250 registered shares of our common stock; and (iii) warrants to purchase 83,250 restricted shares of our common stock, of which 82,438 shares are exercisable and of which the remaining 812 shares became exercisable on April 1, 2016.

(4)
Dr. Underdown has served as a member of our Board, as the Chairman of our Compensation Committee and Corporate Governance and Nominating Committee and as a member of our Audit Committee throughout our fiscal year ended March 31, 2016.  At March 31, 2016, Dr. Underdown holds: (i) fully-vested options to purchase 9,250 registered shares of our common stock, and (ii) warrants to purchase 82,500 restricted shares of our common stock, of which 81,875 shares are exercisable as of March 31, 2016 and of which the remaining 625 shares became exercisable on April 1, 2016.

(5)
Dr. Gin was appointed to our Board and as a member of our Audit Committee on March 29, 2016.  At March 31, 2016, Dr. Gin holds an option to purchase 25,000 registered shares of our common stock granted in connection with his appointment to the Board, in accordance with the director compensation policy described above.

(6)
The table below provides information regarding the warrant awards and modifications we granted to Mr. Saxe and Dr. Underdown during fiscal 2016 and the assumptions used in the Black Scholes Option Pricing Model to determine the grant date fair values of the respective awards and modifications.

	Warrant Grant 9/2/2015	Warrant Modification 11/11/2015	Total

Mr. Saxe	284,066	40,750	324,816
Dr. Underdown	284,066	40,334	324,400
	$568,132	$81,084	$649,216

		Weighted Average (except shares)
		Before	After
Market price per share	$9.11	$6.50	6.50
Exercise price per share	$9.25	$9.80	7.00
Risk-free interest rate	1.15%	1.68%	1.72%
Volatility	77.19%	76.21%	78.56%
Expected term (years)	5.00	4.90	4.99
Dividend rate	0%	0%	0%

Fair value per share	$5.68	$3.53	4.02
Aggregate shares	100,000	165,750	165,750

Mr. Saxe and Dr. Underdown were each granted warrants to purchase 50,000 restricted shares of our common stock. We modified warrants to purchase an aggregate of 83,250 shares and 82,500 shares held by Mr. Saxe and Dr. Underdown, respectively.

(7)
The table below provides information regarding the option award we granted to Dr. Gin during fiscal 2016 and the assumptions used in the Black Scholes Option Pricing Model to determine the grant date fair value of the award as reported in the table above:

Market price per share	$8.00
Exercise price per share	$8.00
Risk-free interest rate	1.83%
Volatility	102.94%
Expected term (years)	10.00
Dividend rate	0%

Fair value per share	$7.24

Option shares granted	25,000

Board Attendance at Board of Directors, Committee and Stockholder Meetings

Our Board met one time and acted by unanimous written consent eight times during the fiscal year ended March 31, 2016.  Our Audit Committee met four times and our Compensation Committee requested action by the entire Board of Directors for grants of warrants and the modification of certain warrants during the same period.  Our Nominating and Corporate Governance Committee requested action by the entire Board of Directors with respect to the March 2016 appointment of Dr. Gin to the Board and Audit Committee.  Each director serving during fiscal 2016 attended all of the meetings of the Board and the committees of the Board upon which such director served that were held during the term of his service.

We do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, but directors are encouraged to attend. We did not hold an annual meeting of stockholders during our fiscal year ended March 31, 2016.

Independent Directors

Our common stock is currently listed on The NASDAQ Capital Market, which has a requirement that a majority of our directors be independent.  Accordingly, we evaluate independence by the standards for director independence established by applicable laws, rules, and listing standards, including, without limitation, the standards for independent directors established by the SEC and the NASDAQ Stock Market.

Subject to some exceptions, these standards generally provide that a director will not be independent if (a) the director is, or in the past three years has been, an employee of ours; (b) a member of the director’s immediate family is, or in the past three years has been, an executive officer of ours; (c) the director or a member of the director’s immediate family has received more than $120,000 per year in direct compensation from us other than for service as a director (or for a family member, as a non-executive employee); (d) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by our independent public accountants, or has worked for such firm in any capacity on our audit; (e) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers serves on the Compensation Committee; or (f) the director or a member of the director’s immediate family is an executive officer of a company that makes payments to, or receives payments from, us in an amount which, in any twelve-month period during the past three years, exceeds the greater of $1,000,000 or two percent of that other company’s consolidated gross revenues.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director.  Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that Mr. Saxe, Dr. Underdown and Dr. Gin are “independent” as that term is defined under the applicable rules and regulations of the SEC. Our Board has also determined that Mr. Saxe and Dr. Underdown, who comprise our audit committee, compensation committee, corporate governance and nominating committee, and Dr. Gin, who serves as a member of our audit committee, satisfy the independence standards for those committees established by applicable SEC rules. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances that our Board deemed relevant.

Board Committees and Charters

Our Board has established an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The composition and responsibilities of each committee are described below.  Members serve on these committees until their resignation or until otherwise determined by our Board. Our independent directors, Mr. Saxe, Dr. Underdown and Dr. Gin, are each members of the Audit Committee. Mr. Saxe and Dr. Underdown also currently serve as members of the Compensation Committee and the Corporate Governance and Nominating Committee.

Audit Committee

Our Audit Committee is comprised of Mr. Saxe, Dr. Underdown and Dr. Gin. Mr. Saxe is the chairman of our Audit Committee and is our Audit Committee financial expert, as that term is defined under SEC rules implementing Section 407 of the Sarbanes Oxley Act of 2002, and possesses the requisite financial sophistication, as defined under applicable rules. The Audit Committee operates under a written charter. Our Audit Committee charter is available on our website. Under its charter, our Audit Committee is primarily responsible for, among other things:

●	overseeing our accounting and financial reporting process;

●	selecting, retaining and replacing our independent auditors and evaluating their qualifications, independence and performance;

●	reviewing and approving scope of the annual audit and audit fees;

●	monitoring rotation of partners of independent auditors on engagement team as required by law;

●	discussing with management and independent auditors the results of annual audit and review of quarterly financial statements;

●	reviewing adequacy and effectiveness of internal control policies and procedures;

●	approving retention of independent auditors to perform any proposed permissible non-audit services;

●	overseeing internal audit functions and annually reviewing audit committee charter and committee performance; and

●	preparing the audit committee report that the SEC requires in our annual proxy statement.

Compensation Committee

Our Compensation Committee is comprised of Mr. Saxe and Dr. Underdown, who serve as the committee chairman. Our Compensation Committee charter is available on our website. Under its charter, the Compensation Committee is primarily responsible for, among other things:

●
reviewing and approving our compensation programs and arrangements applicable to our executive officers (as defined in Rule I 6a-I (f) of the Exchange Act), including all employment-related agreements or arrangements under which compensatory benefits are awarded or paid to, or earned or received by, our executive officers, including, without limitation, employment, severance, change of control and similar agreements or arrangements;

●	determining the objectives of our executive officer compensation programs;

●	ensuring corporate performance measures and goals regarding executive officer compensation are set and determining the extent to which they are achieved and any related compensation earned;

●	establishing goals and objectives relevant to CEO compensation, evaluating CEO performance in light of such goals and objectives, and determining CEO compensation based on the evaluation;

●
endeavoring to ensure that our executive compensation programs are effective in attracting and retaining key employees and reinforcing business strategies and objectives for enhancing stockholder value, monitoring the administration of incentive-compensation plans and equity-based incentive plans as in effect and as adopted from time to time by the board;

●	reviewing and approving any new equity compensation plan or any material change to an existing plan; and

●
reviewing and approving any stock option award or any other type of award as may be required for complying with any tax, securities, or other regulatory requirement, or otherwise determined to be appropriate or desirable by the committee or board.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee is comprised of Mr. Saxe and Dr. Underdown, who serves as the committee chairman.  Our Corporate Governance and Nominating Committee charter is available on our website. Under its charter, the Corporate Governance and Nominating Committee is primarily responsible for, among other things:

●	monitoring the size and composition of the board;

●	making recommendations to the board with respect to the nominations or elections of our directors;

●	reviewing the adequacy of our corporate governance policies and procedures and our Code of Business Conduct and Ethics, and recommending any proposed changes to the board for approval; and

●
considering any requests for waivers from our Code of Business Conduct and Ethics and ensure that we disclose such waivers as may be required by the exchange on which we are listed, if any, and rules and regulations of the SEC.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Dr. Underdown and Mr. Saxe, each of whom is a non-employee director. Neither member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Board Leadership Structure

The Board currently separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction of the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for the Board meetings and presides over meetings of the Board. However, the Board believes it should be able to freely select the Chairman of the Board based on criteria that it deems to be in the best interest of the Company and its stockholders, and therefore one person may, in the future, serve as both the Chief Executive Officer and Chairman of the Board.

Board Role in Risk Assessment

Management, in consultation with outside professionals, as applicable, identifies risks associated with the Company’s operations, strategies and financial statements. Risk assessment is also performed through periodic reports received by the Audit Committee from management, counsel and the Company’s independent registered public accountants relating to risk assessment and management. Audit Committee members meet privately in executive sessions with representatives of the Company’s independent registered public accountants. The Board also provides risk oversight through its periodic reviews of the financial and operational performance of the Company.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our employees, officers and directors.  Our Code of Business Conduct and Ethics is available on our website at www.vistagen.com.  We intend to disclose any future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of these provisions, on our website or in filings with the SEC under the Exchange Act.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to:

VistaGen Therapeutics, Inc.
343 Allerton Avenue
South San Francisco, California 94080
Attn: Corporate Secretary

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

PROPOSAL NO. 2

APPROVAL OF THE AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN, AND RATIFICATION OF ALL ISSUANCES THEREUNDER TO DATE

General

Our Board unanimously approved the Company’s amended and restated 2016 Equity Incentive Plan, formerly titled the 2008 Equity Incentive Plan, on July 26, 2016. Board-approved amendments to the 2016 Plan include increasing the number of shares of the Company’s common stock authorized for issuance from 1.0 million to 3.0 million, increasing the maximum number of shares of common stock that may be granted to a Grantee (as such term is defined in the 2016 Plan) in any calendar year from 125,000 to 300,000 shares (350,000 shares if the grant is issued in connection with the commencement of service to the Company), and extending the expiration date of the 2016 Plan to July 26, 2026. The 2016 Plan also delegates the authority to administer the 2016 Plan to the Company’s Compensation Committee, and removes certain provisions that only pertained to the Company before becoming a publicly traded entity. As of the date of this Proxy Statement, a total of 105,000 Awards (as such term is defined in the 2016 Plan) have been issued, conditioned upon approval of the 2016 Plan by the Company’s stockholders. Details regarding these issuances are presented below, under the section titled “Plan Benefits.”

Below is a summary of the terms and conditions of the 2016 Plan. Unless otherwise indicated, all capitalized terms shall have the same meaning as defined in the 2016 Plan. This summary does not purport to be complete, and is qualified, in its entirety, by the specific language of the Amended and Restated 2016 Equity Incentive Plan, as attached to this Proxy Statement as Appendix A.

Description of the 2016 Plan

The 2016 Plan provides for the grant of stock options, restricted shares of common stock, stock appreciation rights and dividend equivalent rights, collectively referred to as “Awards”. Stock options granted under the 2016 Plan may be either incentive stock options under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options. We may grant incentive stock options only to employees of the Company or any parent or subsidiary of the Company. Awards other than incentive stock options may be granted to employees, directors and consultants.

The Compensation Committee of the Board of Directors, referred to as the “Committee”, administers the 2016 Plan, including selecting the Award recipients, determining the number of shares to be subject to each Award, the exercise or purchase price of each Award and the vesting and exercise periods of each Award.

The exercise price of all incentive stock options granted under the 2016 Plan must be at least equal to 100% of the fair market value of the shares on the date of grant. If, however, incentive stock options are granted to an employee who owns stock possessing more than 10% of the voting power of all classes of our stock or the stock of any of our subsidiaries, the exercise price of any incentive stock option granted may not be less than 110% of the fair market value on the grant date. The maximum term of incentive stock options granted to employees who own stock possessing more than 10% of the voting power of all classes of our stock or the stock of any of our subsidiaries may not exceed five years. The maximum term of an incentive stock option granted to any other participant may not exceed ten years. The Committee determines the term and exercise or purchase price of all other Awards granted under the 2016 Plan.

Under the 2016 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. Other Awards shall be transferable:

●	by will and by the laws of descent and distribution; and

●
during the lifetime of the participant, to the extent and in the manner authorized by the Committee by gift or pursuant to a domestic relations order to members of the participant’s Immediate Family (as  defined in the 2016 Plan).

The 2016 Plan permits the designation of beneficiaries by holders of Awards, including incentive stock options.  In the event of termination of a participant’s service for any reason other than disability or death, such participant may, but only during the period specified in the Award agreement of not less than 30 days (generally 90 days) commencing on the date of termination (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Committee. The Grantee’s Award Agreement may provide that upon the termination of the participant’s service for cause, the participant’s right to exercise the Award shall terminate concurrently with the termination of the participant’s service. In the event of a participant’s change of status from employee to consultant, an employee’s incentive stock option shall convert automatically into a non-qualified stock option on the day three months and one day following such change in status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the participant does not exercise the vested portion of the Grantee’s Award within the period specified in the Award Agreement of not less than 30 days commencing on the date of termination, the Award shall terminate. If termination was caused by death or disability, any options that have become exercisable prior to the time of termination, will remain exercisable for twelve months from the date of termination (unless a shorter or longer period of time is determined by the Committee).

The maximum number of shares with respect to which options and stock appreciation rights may be granted to any participant in any calendar year will be 300,000 shares of common stock. In connection with a participant’s commencement of service with the Company, a participant may be granted options and stock appreciation rights for up to an additional 50,000 shares that will not count against the foregoing limitation. In addition, for Awards of restricted stock and restricted shares of common stock that are intended to be “performance-based compensation” (within the meaning of Section 162(m) of the Code), the maximum number of shares with respect to which such Awards may be granted to any participant in any calendar year will be 300,000 shares of common stock. The limits described in this paragraph are subject to adjustment in the event of any change in our capital structure as described below.

The terms and conditions of Awards are determined by the Committee, including the vesting schedule and any forfeiture provisions. Awards under the 2016 Plan may vest upon the passage of time or upon the attainment of certain performance criteria. Although we do not currently have any Awards outstanding that vest upon the attainment of performance criteria, the Committee may establish criteria based on any one of, or combination of, the following:

●	increase in share price;
●	earnings per share;
●	total stockholder return;
●	operating margin;
●	gross margin;
●	return on equity;
●	return on assets;
●	return on investment;
●	operating income;
●	net operating income;
●	pre-tax profit;
●	cash flow;
●	revenue;
●	expenses;
●	earnings before interest, taxes and depreciation;
●	economic value added; and
●	market share.

Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding Awards, the number of shares of common stock that have been authorized for issuance under the 2016 Plan, the exercise or purchase price of each outstanding Award, the maximum number of shares of common stock that may be granted subject to Awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Committee in the event of any increase or decrease in the number of issued shares of common stock resulting from certain changes in our capital structure as described in the 2016 Plan.

Effective upon the consummation of a Corporate Transaction (as defined below), all outstanding Awards under the 2016 Plan will terminate unless the acquirer assumes or replaces such Awards. The Committee has the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control (as defined below) or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the 2016 Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the 2016 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Committee may specify. The Committee also has the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the service of the grantee within a specified period following the effective date of the Corporate Transaction or Change in Control. The Committee may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

Under the 2016 Plan, a Corporate Transaction is generally defined as:

●
an acquisition of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities but excluding any such transaction or series of related transactions that the Committee determines shall not be a Corporate Transaction;

●
a reverse merger in which we remain the surviving entity but: (i) the shares of common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (ii) in which securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

●	a sale, transfer or other disposition of all or substantially all of the assets of the Company;

●	a merger or consolidation in which the Company is not the surviving entity; or

●	a complete liquidation or dissolution.

Under the 2016 Plan, a Change in Control is generally defined as: (i) the acquisition of more than 50% of the total combined voting power of our stock by any individual or entity which a majority of our Board of Directors (who have served on our board for at least 12 months) do not recommend our stockholders accept; (ii) or a change in the composition of our Board of Directors over a period of 12 months or less.

Unless terminated sooner, the 2016 Plan will automatically terminate in 2026. Our Board of Directors may at any time amend, suspend or terminate the 2016 Plan. To the extent necessary to comply with applicable provisions of U.S. federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein, we will obtain stockholder approval of any such amendment to the 2016 Plan in such a manner and to such a degree as required.

As of August 8, 2016, options to purchase an aggregate of 974,758 shares of our common stock were outstanding under the 2016 Plan.

U.S. Federal Income Tax Consequences

The 2016 Plan is, in part, is a qualified plan for federal income tax purposes. As such, the Company is entitled to (i) withhold and deduct from future wages of any Grantee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Award, or (ii) require the Grantee promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of common stock, with respect to an Award.

Plan Benefits

Participation in the 2016 Plan is entirely within the discretion of the Committee. Because we cannot predict the predict the rate at which the Committee will issue Awards or the terms of Awards granted under the 2016 Plan, it is not possible to determine the number of shares that will be purchased or the value of benefits that may be obtained by executive officers and other employees under the 2016 Plan in the future.

The following table sets forth information with respect to issuances under the 2016 Plan subject to the ratification of such grants by our stockholders through the date of this Proxy Statement to each of our current executive officers, outside directors and employees:

Name and Position	Issuances under the Amended and Restated 2016 Equity Incentive Plan
No. of Shares (1)
Shawn K. Singh	75,000
Chief Executive Officer and Director

H. Ralph Snodgrass, Ph.D.	–
President, Chief Scientific Officer

Mark A Smith, MD, Ph.D.	30,000
Chief Medical Officer

Jerrold D. Dotson	–
Vice President, Chief Financial Officer, Secretary

Outside Directors	–

Employees (excluding executive officers)	–

Total	105,000

(1)
All Awards issued under the 2016 Plan to date have been in the form of stock options exercisable, subject to vesting provisions, at $3.49 per share for a period 10 years from June 19, 2016. As of the date of this Proxy Statement, none of the stock options issued under the 2016 Plan have vested or otherwise become eligible for exercise by the grantee.

Vote Required and Recommendation

The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of the 2016 Plan and ratification of all issuances thereunder to date. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal No. 2.

The Board recommends that stockholders vote “FOR” approval of the Company’s Amended and Restated 2016 Equity Incentive Plan and ratification of all issuances thereunder to date.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

General

We are providing our stockholders with the opportunity to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the Securities and Exchange Commission's rules. This Say-on-Pay Vote is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal No. 4.

Our executive compensation programs are designed to attract key employees and to retain, motivate and reward our executive officers for their performance and contribution to our long-term success. Under these programs, our executive officers are rewarded the achievement of corporate and individual performance objectives, and our executive officers’ incentives are aligned with stockholder value creation. These goals may include the achievement of specific financial or business development goals. Also, when possible and appropriate taking into account the Company’s financial condition and other related facts and circumstances, the compensation committee seeks to set performance goals that reach across all business areas and include achievements in finance/business development and corporate development.

The “Executive Compensation” section below describes, in detail, our executive compensation programs and the decisions made by management and the Board of Directors with respect to the fiscal years ended March 31, 2016 and 2015. Although we have no formal policy for a specific allocation between current and long-term compensation, or cash and non-cash compensation, when possible and appropriate taking into account the Company’s financial condition and other related facts and circumstances, we seek to implement a pay mix for our officers with a relatively equal balance of both, providing a competitive salary with a significant portion of compensation awarded on both corporate and personal performance.

As an advisory vote, this proposal is not binding. Neither the outcome of this Say-on-Pay Vote, nor of the advisory vote included in Proposal No. 4 overrules any decision by the Company or the Board, including decisions made by the Company’s Compensation Committee, creates or implies any change to the fiduciary duties of the Company or the Board of Directors, or creates or implies any additional fiduciary duties for the Company or the Board of Directors. However, management and the Compensation Committee value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this Proxy Statement, is hereby approved.

Vote Required and Recommendation

On this advisory, non-binding matter, the affirmative vote of at least a majority of the votes cast at the Annual Meeting is required to approve this Proposal No. 3.

The Board recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Company’s Named Executive Officers.

EXECUTIVE COMPENSATION

Executive Officers

The Company’s executive officers are appointed by the Board and serve at the discretion of the Board, subject to the terms of any employment agreements they may have with the Company. The following is a brief description of the present and past business experience of each of the Company’s current executive officers.

Name	Age	Position
Shawn K. Singh	53	Chief Executive Officer and Director
H. Ralph Snodgrass, Ph.D.	66	Founder, President, Chief Scientific Officer and Director
Mark A. Smith, M.D., Ph.D.	60	Chief Medical Officer
Jerrold D. Dotson	63	Vice President, Chief Financial Officer and Secretary

Shawn K. Singh Please see Mr. Singh’s biography on page 9 of this Proxy Statement, under the section titled “Directors.”

H. Ralph Snodgrass, Ph.D. Please see Dr. Snodgrass’s biography on page 9 of this Proxy Statement, under the section titled “Directors.”

Mark A. Smith, M.D, Ph.D. joined VistaGen as Chief Medical Officer effective June 20, 2016.  Dr. Smith has significant pharmaceutical industry experience in drug discovery and development and clinical trial design and execution, having directed approximately fifty clinical trials from Phase 0 through Phase IIB and served as project leader in both the discovery and development of approximately twenty investigational new drugs aimed at depression, anxiety, schizophrenia and other disorders. Dr. Smith served as the Clinical Lead for Neuropsychiatry at Teva Pharmaceuticals from November 2013 through June 2016.  He served as Senior Director of Experimental Medicine, Global Clinical Development and Innovation at Shire Pharmaceuticals from September 2012 to October 2013 and at AstraZeneca Pharmaceutical Company as Executive Director of Clinical Development and in other senior positions from June 2000 through September 2012. He served as a Senior Investigator and Principal Research Scientist in CNS Diseases Research at DuPont Pharmaceutical Company from 1996 to 2000 and in the Biological Psychiatry and Clinical Neuroendocrinology Branches of the National Institute of Mental Health from 1987 through 1996. Dr. Smith received his Bachelor of Science and Master of Science degrees in Molecular Biophysics and Biochemistry from Yale University; his M.D and Ph.D. in Physiology and Pharmacology from the University of California, San Diego and completed his residency at Duke University Medical Center.

Jerrold D. Dotson, CPA has served as our Chief Financial Officer since September 2011, as our Corporate Secretary since October 2013 and as a Vice President since February 2014. Mr. Dotson served as Corporate Controller for Discovery Foods Company, a privately held Asian frozen foods company from January 2009 to September 2011.  From February 2007 through September 2008, Mr. Dotson served as Vice President, Finance and Administration (principal financial and accounting officer) for Calypte Biomedical Corporation (OTCBB: CBMC), a publicly held biotechnology company.  Mr. Dotson served as Calypte’s Corporate Secretary from 2001 through September 2008.  He also served as Calypte’s Director of Finance from January 2000 through July 2005 and was a financial consultant to Calypte from August 2005 through January 2007.  Prior to joining Calypte, from 1988 through 1999, Mr. Dotson worked in various financial management positions, including Chief Financial Officer, for California & Hawaiian Sugar Company, a privately held company.  Mr. Dotson is licensed as a CPA in California and received his B.S. degree in Business Administration with a concentration in accounting from Abilene Christian College.

Our Compensation Objectives

As noted above, our compensation practices are designed to attract key employees and to retain, motivate and reward our executive officers for their performance and contribution to our long-term success. Our Board of Directors, through the Compensation Committee, seeks to compensate our executive officers by combining short and long-term cash and equity incentives. It also seeks to reward the achievement of corporate and individual performance objectives, and to align executive officers’ incentives with stockholder value creation. When possible, the Compensation Committee seeks to tie individual goals to the area of the executive officer’s primary responsibility. These goals may include the achievement of specific financial or business development goals. Also, when possible and appropriate taking into account the Company’s financial condition and other related facts and circumstances, the Compensation Committee seeks to set performance goals that reach across all business areas and include achievements in finance/business development and corporate development.

The Compensation Committee makes decisions regarding salaries, annual bonuses, if any, and equity incentive compensation for our executive officers, approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer and our other executive officers. The Compensation Committee solicits input from our Chief Executive Officer regarding the performance of our other executive officers. Finally, the Compensation Committee also administers our incentive compensation and benefit plans.

Although we have no formal policy for a specific allocation between current and long-term compensation, or cash and non-cash compensation, when possible and appropriate taking into account the Company’s financial condition and other related facts and circumstances, we seek to implement a pay mix for our officers with a relatively equal balance of both, providing a competitive salary with a significant portion of compensation awarded on both corporate and personal performance.

Compensation Components

As a general rule, and when possible and appropriate taking into account the Company’s financial condition and other related facts and circumstances, our compensation consists primarily of three elements: base salary, annual bonus and long-term equity incentives. We describe each element of compensation in more detail below.

Base Salary

Base salaries for our executive officers are established based on the scope of their responsibilities and their prior relevant experience, taking into account competitive market compensation paid by other companies in our industry for similar positions and the overall market demand for such executives at the time of hire. An executive officer’s base salary is also determined by reviewing the executive officer’s other compensation to ensure that the executive officer’s total compensation is in line with our overall compensation philosophy.

Base salaries are reviewed annually and increased for merit reasons, based on the executive officers’ success in meeting or exceeding individual objectives. Additionally, we adjust base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive officer’s role or responsibilities. As indicated in the following Summary Compensation Table, to conserve our cash resources during fiscal year 2015 and fiscal year 2014 the cash amounts of annual base salary that we paid to our executives was significantly less than their stated annual base salary rates.

Annual Bonus

The Compensation Committee assesses the level of the executive officer’s achievement of meeting individual goals, as well as that executive officer’s contribution towards our corporate-wide goals. The amount of the cash bonus depends on the level of achievement of the individual performance goals, with a target bonus generally set as a percentage of base salary and based on the achievement of pre-determined milestones.  To conserve our cash resources, our management team voluntarily decided to not seek and, in accordance with our management team’s election, our Compensation Committee did not award any cash bonuses in any fiscal year from 2012 through 2016.

Long-Term Equity Incentives

The Compensation Committee believes that to attract and retain management, key employees and non-management directors the compensation paid to these persons should include, in addition to base salary and potential annual cash incentives, equity based compensation that is competitive with peer companies.  The Compensation Committee determines the amount and terms of equity-based compensation granted under our stock option plans or pursuant to other awards made to our executives and key employees.

Summary Compensation Table

The following table shows information regarding the compensation of our Named Executive Officers (“NEOs”) for services performed in the fiscal years ended March 31, 2016 and 2015:

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Option and Warrant Awards (7) ($)		All Other Compensation ($)	Total ($)

Shawn K. Singh (1)	2016	347,500		-	1,629,574	(8)	-	1,977,074
Chief Executive Officer	2015	347,500	(4)	-	688,050	(9)	-	1,035,550

H. Ralph Snodgrass, Ph.D. (2)	2016	305,000		-	985,025	(8)	-	1,290,025
President, Chief Scientific Officer	2015	305,000	(5)	-	458,700	(9)	-	763,700

Jerrold D. Dotson (3)	2016	250,000		-	635,297	(8)	-	885,297
Vice President, Chief Financial Officer, Secretary	2015	250,000	(6)	-	229,350	(9)	-	479,350

(1)
Mr. Singh became VistaGen California’s Chief Executive Officer on August 20, 2009 and our Chief Executive Officer in May 2011, in connection with the Merger.  In our fiscal years ended March 31, 2016 and 2015, Mr. Singh’s annual base cash salary, pursuant to his January 2010 employment agreement, was contractually set at $347,500. To conserve cash for our operations during fiscal 2015 and 2014, Mr. Singh voluntarily agreed to receive cash payments of less than his contractual base cash salary.  The figures reported above reflect the amount of Mr. Singh’s salary that we expensed for accounting purposes in our financial statements for the respective fiscal years.  As discussed in note (4) below, only $82,813 was actually paid in cash to Mr. Singh in our fiscal year ended March 31, 2015.  The difference between the amounts expensed in fiscal 2015 and 2014 for accounting purposes and the amounts actually paid to Mr. Singh was accrued in fiscal 2015 and 2014 for payment in the future, $153,064 of which was paid during fiscal 2016.  Mr. Singh also received cash payments during fiscal 2016 of $25,242 in payment of amounts previously accrued for vacation pay and $101,936 representing a tax gross up related to the forgiveness of a loan made prior to the date the Company became public.  Additionally, pursuant to his employment agreement, Mr. Singh is eligible to receive an annual cash incentive bonus of up to fifty percent (50%) of his base cash salary. To conserve cash for our operations during our fiscal years ended March 31, 2016 and 2015, Mr. Singh voluntarily refrained from receiving any cash bonus.

(2)
Through August 20, 2009, Dr. Snodgrass served as VistaGen California’s President and Chief Executive Officer, at which time he became its President and Chief Scientific Officer.  He became our President and Chief Scientific Officer in May 2011, in connection with the Merger.  In our fiscal years ended March 31, 2016 and 2015, Dr. Snodgrass’ annual base cash salary, pursuant to his January 2010 employment agreement, was contractually set at $305,000.  To conserve cash for our operations during fiscal 2015 and 2014, Dr. Snodgrass voluntarily agreed to receive cash payments of less than his contractual base cash salary. The figures reported above reflect the amount of Dr. Snodgrass’ salary that we expensed for accounting purposes in our financial statements for the respective fiscal years.  As discussed in note (5) below, only $157,292 was actually paid in cash to Dr. Snodgrass in our fiscal year ended March 31, 2015. The difference between the amounts expensed in fiscal 2015 and 2014 for accounting purposes and the amounts actually paid to Dr. Snodgrass was accrued in fiscal 2015 and 2014 for payment in the future, $178,088 of which was paid during fiscal 2016. Dr. Snodgrass also received cash payments during fiscal 2016 of $18,088 in payment of amounts previously accrued for vacation pay. Additionally, pursuant to his employment agreement, Dr. Snodgrass is eligible to receive an annual cash incentive bonus of up to fifty percent (50%) of his base cash salary.  To conserve cash for our operations during our fiscal years ended March 31, 2016 and 2015, Dr. Snodgrass voluntarily refrained from receiving any cash bonus.

(3)
Mr. Dotson served as Chief Financial Officer on a part-time contract basis from September 19, 2011 through August 2012, at which time he became our full-time employee.  In our fiscal years ended March 31, 2016 and 2015, Mr. Dotson’s annual base cash salary was $250,000.  To conserve cash for our operations during fiscal 2015 and 2014, Mr. Dotson voluntarily agreed to receive cash payments of less than his base cash salary.  The figures reported above reflect the amount of Mr. Dotson’s salary that we expensed for accounting purposes in our financial statements for the respective fiscal years.  As discussed in note (6) below, only $153,917 was actually paid in cash to Mr. Dotson in our fiscal year ended March 31, 2015. The difference between the amounts expensed in fiscal 2015 and 2014 for accounting purposes and the amounts actually paid to Mr. Dotson was accrued in fiscal 2015 and 2014 for payment in the future, $144,417 of which was paid during fiscal 2016.  To conserve cash for our operations, Mr. Dotson did not receive a cash bonus in either of our fiscal years ended March 31, 2016 or 2015.

(4)
Mr. Singh received only $82,813 in cash compensation in our fiscal year ended March 31, 2015.  The remaining balance of $264,687 was accrued at March 31, 2015 for future payment and has been paid to Mr. Singh at the date of this Annual Report on Form 10-K.

(5)
Dr. Snodgrass received only $157,292 in cash compensation in our fiscal year ended March 31, 2015.  The remaining balance of $147,708 was accrued at March 31, 2015 for future payment and has been repaid to Dr. Snodgrass at the date of this Annual Report on Form 10-K.

(6)	Mr. Dotson received only $153,917 in cash compensation in our fiscal year ended March 31, 2015. The remaining balance of $96,083 was accrued at March 31, 2015 and was paid during fiscal 2016.
(7)
The amounts in the Option and Warrant Awards column represent the aggregate grant date fair value of warrants to purchase restricted shares of our common stock awarded to Mr. Singh, Dr. Snodgrass and Mr. Dotson, and the effect of modifications to prior grants of warrants occurring during the fiscal year presented, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC 718”). The amounts in this column do not represent any cash payments actually received by Mr. Singh, Dr. Snodgrass or Mr. Dotson with respect to any of such options or warrants to purchase restricted shares of our common stock awarded to them or modified during the periods presented. To date, Mr. Singh, Dr. Snodgrass and Mr. Dotson have not exercised any of such options or warrants to purchase common stock, and there can be no assurance that any of them will ever realize any of the ASC 718 grant date fair value amounts presented in the Option and Warrant Awards column.

(8)
The table below provides information regarding the warrant awards and modifications we granted to Mr. Singh, Dr. Snodgrass and Mr. Dotson during fiscal 2016 and the assumptions used in the Black Scholes Option Pricing Model to determine the grant date fair values of the respective awards and modifications:

	Warrant Grant	Warrant Modification
	9/2/2015	11/11/2015	Total

Singh	$1,420,332	$209,242	$1,629,574
Snodgrass	852,199	132,826	985,025
Dotson	568,133	67,164	635,297
	$2,840,664	$409,232	$3,249,896

		Weighted Average (except shares)
		Before	After
Market price per share	$9.11	$6.5	$6.5
Exercise price per share	$9.25	$9.99	$7
Risk-free interest rate	1.15%	1.75%	1.76
Volatility	77.19%	78.8%	78.75%
Expected term (years)	5	5.17	5.19
Dividend rate	0%	0%	0%

Fair value per share	$5.68	$3.67	$4.09
Aggregate shares	500,000	952,803	952,803

Mr. Singh, Dr. Snodgrass and Mr. Dotson were granted warrants to purchase 250,000, 150,000 and 100,000 restricted shares of our common stock, respectively. We modified warrants to purchase an aggregate of 477,803 shares, 310,000 shares and 165,000 shares held by Mr. Singh, Dr. Snodgrass and Mr. Dotson, respectively.

(9)	We used the Black Scholes Option Pricing Model and the following assumptions for determining the grant date fair value of the warrants to purchase shares of our common stock granted in January 2015.

Market price per share	$8.00
Exercise price per share	$10.00
Risk-free interest rate	1.45%
Expected Term (years)	5.0
Volatility	75.86%
Dividend rate	0.0%

Grant date fair value per share	$4.59

Mr. Singh, Dr. Snodgrass and Mr. Dotson were granted warrants to purchase 150,000, 100,000 and 50,000 restricted shares of our common stock, respectively.

None of the NEOs are entitled to perquisites or other personal benefits that, in the aggregate, are worth over $50,000 or over 10% of their base salary.

Benefit Plans

401(k) Plan

We maintain, through a registered agent, a retirement and deferred savings plan for our officers and employees. This plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code of 1986, as amended. The retirement and deferred savings plan provides that each participant may contribute a portion of his or her pre-tax compensation, subject to statutory limits. Under the plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee. The retirement and deferred savings plan also permits us to make discretionary contributions subject to established limits and a vesting schedule.  To date, we have not made any discretionary contributions to the retirement and deferred savings plan on behalf of participating employees.

Options and Warrants Granted to NEOs

The following table provides information regarding each unexercised stock option and warrant to purchase restricted shares of our common stock held by each of the NEOs as of March 31, 2016:

	Stock Options and Warrants
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Shawn K. Singh	1,000		-		16.00	12/21/2016
	2,000		-		14.40	5/17/2017
	1,000		-		10.00	1/17/2018
	1,000		-		10.00	1/17/2018
	3,000		-		10.00	3/24/2019
	1,125		-		10.00	6/17/2019
	50,000		-		10.00	11/4/2019
	21,250		-		10.00	12/30/2019
	5,000		-		10.00	4/26/2021
	4,017		-		7.00	3/19/2019
	1,786		-		7.00	3/19/2019
	72,000		-		7.00	3/3/2023
	150,000	(2)	-		7.00	1/11/2020
	250,000	(3)	-		7.00	9/2/2020
Total:	563,178		0

H. Ralph Snodgrass, Ph.D.	319		-		17.60	12/20/2016
	2,500		-		10.00	3/24/2019
	1,250		-		10.00	6/17/2019
	12,500		-		10.00	12/30/2019
	5,000		-		10.00	4/26/2016
	50,000		-		7.00	3/3/2023
	1,875		625	(1)	7.00	3/19/2024
	5,625		1,875	(1)	7.00	3/19/2024
	100,000	(2)	-		7.00	1/11/2020
	150,000	(3)	-		7.00	9/20/2020
Total:	329,069		2,500

Jerrold D. Dotson	5,001		-		10.00	10/30/2022
	1,000		-		8.00	10/27/2023
	10,000		-		7.00	3/3/2023
	3,750		1,250	(1)	7.00	3/19/2024
	50,000	(2)	-		7.00	1/11/2020
	100,000	(3)	-		7.00	9/2/2020
Total:	169,751		1,250

(1)
Represents warrant to purchase restricted shares of our common stock granted on March 19, 2014 when the market price of our common stock was $9.20 per share.  The warrant became exercisable for 50% of the shares on April 1, 2014, and became exercisable for an additional 25% of the shares on April 1, 2015.  The warrant became exercisable for the remaining 25% of the shares on April 1, 2016.

(2)
Represents a warrant to purchase restricted shares of our common stock granted as fully exercisable on January 11, 2015 when the market price of our common stock was $8.00 per share.  Warrant was modified on November 11, 2015 to reduce the exercise price to $7.00 per share.

(3)
Represents a warrant to purchase restricted shares of our common stock granted as fully exercisable on September 2, 2015 when the market price of our common stock was $9.11 per share.  Warrant was modified on November 11, 2015 to reduce the exercise price to $7.00 per share.

Employment or Severance Agreements

We have employment agreements with Mr. Singh and Dr. Snodgrass.

Singh Agreement

We entered into an employment agreement with Mr. Singh on April 28, 2010. Under the agreement, as amended on May 9, 2011, Mr. Singh’s base salary is $347,500 per year.  However, to conserve cash for our operations, during our fiscal year ended March 31, 2015, Mr. Singh received only $82,813 in cash. Although, under his agreement, Mr. Singh is eligible to receive an annual incentive cash bonus of up to 50% of his base salary, he has foregone any such cash bonus payment to conserve cash for our operations. Payment of his annual incentive bonus is at the discretion of our Board of Directors. In the event we terminate Mr. Singh’s employment without cause, he is entitled to receive severance in an amount equal to:

●	twelve months of his then-current base salary payable in the form of salary continuation;

●	a pro-rated portion of the incentive cash bonus that the Board of Directors determines in good faith that Mr. Singh earned prior to his termination; and

●	such amounts required to reimburse him for Consolidated Omnibus Budget Reconciliation Act (“COBRA”) payments for continuation of his medical health benefits for such twelve-month period.

In addition, in the event Mr. Singh terminates his employment with good reason following a change of control, he is entitled to twelve months of his then-current base salary payable in the form of salary continuation.

In December 2006, we accepted a full-recourse promissory note in the amount of $103,411 from Mr. Singh in payment of the exercise price for options and warrants to purchase an aggregate of 6,320 shares of our common stock. On May 11, 2011, in connection with the Merger, the $128,168 outstanding balance of the principal and accrued interest on this note was cancelled in accordance with Mr. Singh's employment agreement and was treated as additional compensation. In accordance with his employment agreement, Mr. Singh is entitled to an income tax gross-up payment on the compensation related to the note cancellation. At March 31, 2016 and 2015, we had accrued $101,936 as an estimate of the gross-up amount, which amount was subsequently paid. See Note 14, Related Party Transactions, to our audited Consolidated Financial Statements for the years ended March 31, 2016 and 2015 included in Item 8 of this Annual Report on Form 10-K.

On June 22, 2016, the Compensation Committee amended Mr. Singh’s employment agreement to increase his base salary to $395,000 per year, effective June 16, 2016.

Snodgrass Agreement

We entered into an employment agreement with Dr. Snodgrass on April 28, 2010.  Under the agreement, as amended on May 9, 2011, Dr. Snodgrass’s base salary is $305,000 per year.  However, to conserve cash for our operations, during our fiscal year ended March 31, 2015, Dr. Snodgrass received only $157,292 in cash. Dr. Snodgrass is eligible to receive an annual incentive cash bonus of up to 50% of his base salary, but he has foregone any such cash bonus payment to conserve cash for our operations. Payment of his annual incentive bonus is at the discretion of the Board of Directors. In the event we terminate Dr. Snodgrass’s employment without cause, he is entitled to receive severance in an amount equal to:

●	twelve months of his then-current base salary payable in the form of salary continuation;

●	a pro-rated portion of the incentive bonus that the Board of Directors determines in good faith that Dr. Snodgrass earned prior to his termination; and

●	such amounts required to reimburse him for COBRA payments for continuation of his medical health benefits for such twelve-month period.

In addition, in the event Dr. Snodgrass terminates his employment with good reason, he is entitled to twelve months of his then-current base salary payable in the form of salary continuation.

On June 22, 2016, the Compensation Committee amended Dr. Snodgrass’ employment agreement to increase his base salary to $350,000 per year, effective June 16, 2016.

Change of Control Provisions

Pursuant to each of their respective employment agreements, Dr. Snodgrass is entitled to severance if he terminates his employment at any time for “good reason” (as defined below), while Mr. Singh is entitled to severance if he terminates his employment for good reason after a change of control. Under their respective agreements, “good reason” means any of the following events, if the event is affected by us without the executive’s consent (subject to our right to cure):

●	a material reduction in the executive’s responsibility; or

●	a material reduction in the executive’s base salary except for reductions that are comparable to reductions generally applicable to similarly situated executives.

Furthermore, pursuant to their respective employment agreements and their stock option award agreements as amended, in the event we terminate the executive without cause within twelve months of a change of control, the executive’s remaining unvested option shares become fully vested and exercisable. Upon a change of control in which the successor corporation does not assume the executive’s stock options, the stock options granted to the executive become fully vested and exercisable.

Pursuant to their respective employment agreements, a change of control occurs when: (i) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, an affiliate, or a the Company employee benefit plan, including any trustee of such plan acting as trustee) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange), directly or indirectly, of securities of VistaGen representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) a sale of substantially all of the Company’s assets; or (iii) any merger or reorganization of the Company whether or not another entity is the survivor, pursuant to which the holders of all the shares of capital stock of the Company outstanding prior to the transaction hold, as a group, fewer than 50% of the shares of capital stock of the Company outstanding after the transaction.

In the event that following termination of employment amounts are payable to an executive pursuant to his employment agreement, the executive’s eligibility for severance is conditioned on executive having first signed a release agreement.

Pursuant to their respective employment agreements, as recently amended, the estimated amount that could be paid by us assuming that a change of control occurred on the last business day of our current fiscal year, is $395,000 for Mr. Singh and $350,000 for Dr. Snodgrass, excluding the imputed value of accelerated vesting of incentive stock options, if any.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

General

In Proposal No. 3, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers. In this Proposal No. 4, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain.

The Board will take into consideration the outcome of this vote in making a determination about the frequency of future Say-on-Pay Votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the required Say-on-Pay Vote more or less frequently, but no less frequently than once every three years, as required by the Dodd-Frank Act. In the future, we will propose an advisory vote on the frequency of the Say-on-Pay Vote at least once every six calendar years as required by the Dodd-Frank Act.

After careful consideration, the Board believes that a Say-on-Pay Vote should be held every three years, and therefore our Board recommends that you vote for a frequency of every THREE YEARS for future Say-on-Pay Votes. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote once every year, every two years or every three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

Vote Required and Recommendation

On this non-binding matter, a stockholder may vote to set the frequency of the Say-on-Pay Vote to occur every year, every two years, or every three years, or the stockholder may vote to abstain. The choice among those four choices that receives the highest number of votes will be deemed the choice of the stockholders.

The Board recommends that you vote to hold advisory votes on executive compensation “EVERY THREE YEARS”.

PROPOSAL NO. 5

RATIFICATION OF THE APPOINTMENT OF
OUM & CO. LLP TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

Upon recommendation of the Audit Committee of the Board, the Board appointed OUM & Co. LLP (“OUM”) as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

The Board may terminate the appointment of OUM as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders whenever the Board deems such termination necessary or appropriate.

Representatives of OUM will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Fees and Services

OUM served as our independent registered public accounting firm for the fiscal years ended March 31, 2016 and March 31, 2015.  Information provided below includes fees for professional services provided to us by OUM for the fiscal years ended March 31, 2016 and 2015.

	Fiscal Years Ended March 31,
	2016	2015

Audit fees	$197,180	$182,500
Audit-related fees	23,016	53,952
Tax fees	15,925	10,960
All other fees	-	-
Total fees	$236,121	$247,412

 Audit Fees:

Audit fees include fees billed for the annual audit of the Company’s financial statements and quarterly reviews for the fiscal years ended March 31, 2016 and 2015, and for services normally provided by OUM in connection with routine statutory and regulatory filings or engagements.

Audit-Related Fees:

Audit-related fees includes fees billed for assurance and related services that are reasonably related to the performance of the annual audit or reviews of the Company’s financial statements and are not reported under “Audit Fees.”  During the fiscal year ended March 31, 2016, OUM billed the Company for services related to consents for the use of its audit opinion in the Company’s filings of Registration Statements on Form S-1 that included the Company’s audited financial statements for the fiscal year ended March 31, 2015.  During the fiscal year ended March 31, 2015, such fees related to accounting research projects regarding certain prospective transactions.

Tax Fees:

Tax fees include fees for professional services for tax compliance, tax advice and tax planning for the tax years ended March 31, 2016 and 2015.

All Other Fees:

All other fees include fees for products and services other than those described above.  During the fiscal years ended March 31, 2016 and 2015, no such fees were billed by OUM.

Required Vote and Recommendation

Ratification of the selection of OUM as the Company’s independent auditors for the fiscal year ending March 31, 2017 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of OUM as the Company’s independent auditors for the fiscal year ending March 31, 2017.

The Board recommends that stockholders vote “FOR” the ratification of the selection of OUM as our independent auditors for the fiscal year ending March 31, 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDERS MATTERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of July 28, 2016 for:

●	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
●	each of our directors;
●	each of our NEOs; and
●	all of our directors and executive officers as a group.

Applicable percentage ownership is based on 7,970,705 shares of common stock outstanding at July 28, 2016. In computing the number of shares of common stock beneficially owned by a person, we deemed to be outstanding all shares of common stock subject to options or warrants and all shares of preferred stock held by that person or entity that are currently exercisable or exchangeable or that will become exercisable or exchangeable within 60 days of July 28, 2016.  In computing the percentage of shares beneficially owned, we deemed to be outstanding all shares of common stock subject to options or warrants and all shares of preferred stock held by that person or entity that are currently exercisable or exchangeable or that will become exercisable or exchangeable within 60 days of July 28, 2016.  Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o VistaGen Therapeutics, Inc., 343 Allerton Avenue, South San Francisco, California 94080.

Name and address of beneficial owner	Number of shares beneficially owned	Percent of shares beneficially owned (1)
Executive officers and directors:
Shawn K. Singh (2)	589,412	6.91%
H. Ralph Snodgrass, Ph.D (3)	386,793	4.66%
Mark A. Smith, M.D., Ph.D. (4)	-	*
Jerrold D. Dotson (5)	171,677	2.11%
Jon S. Saxe (6)	97,001	1.20%
Brian J. Underdown, Ph.D (7)	91,750	1.14%
Jerry B. Gin, Ph.D, MBA (8)	10,416	*

5% Stockholders:
Platinum Long Term Growth Fund VII/Montsant Partners, LLC (9)	4,970,926	40.92%
Empery Asset Management, LP (10)	761,267	9.55%
Sabby Management, LLC (11)	761,267	9.55%
Cato BioVentures (12)	561,775	7.05%
Michael Goldberg (13)	464,970	5.75%
Morrison & Foerster LLP (14)	422,928	5.23%

All executive officers and directors as a group (7 persons) (15)	1,347,049	14.60%
____________
*    less than 1%

(1)	Based on 7,970,705 shares of common stock issued and outstanding as of July 28, 2016.

(2)
Includes options to purchase 85,375 registered shares of common stock exercisable within 60 days of July 28, 2016 and warrants to purchase 477,803 restricted shares of common stock exercisable within 60 days of July 28, 2016. Excludes options to purchase 200,000 shares of registered common stock granted on June 22, 2016 not exercisable within 60 days of July 28, 2016.

(3)
Includes options to purchase 16,569 registered shares of common stock exercisable within 60 days of July 28, 2016 and warrants to purchase 310,000 restricted shares of common stock exercisable within 60 days of July 28, 2016. Excludes options to purchase 125,000 shares of registered common stock granted on June 22, 2016 not exercisable within 60 days of July 28, 2016.

(4)	Excludes options to purchase 180,000 shares of registered common stock granted on June 22, 2016 not exercisable within 60 days of July 28, 2016.
(5)
Includes options to purchase 6,677 registered shares of common stock exercisable within 60 days of July 28, 2016, including options to purchase 676 shares of common stock held by Mr. Dotson’s wife, and warrants to purchase 165,000 restricted shares of common stock exercisable within 60 days of July 28, 2016. Excludes options to purchase 75,000 shares of registered common stock granted on June 22, 2016 not exercisable within 60 days of July 28, 2016.

(6)
Includes options to purchase 11,875 registered shares of common stock exercisable within 60 days of July 28, 2016, and warrants to purchase 83,250 restricted shares of common stock exercisable within 60 days of July 28, 2016. Excludes options to purchase 25,000 shares of registered common stock granted on June 22, 2016 not exercisable within 60 days of July 28, 2016.

(7)
Includes options to purchase 9,250 registered shares of common stock exercisable within 60 days of July 28, 2016, and warrants to purchase 82,500 restricted shares of common stock exercisable within 60 days of July 28, 2016. Excludes options to purchase 75,000 shares of registered common stock granted on June 22, 2016 not exercisable within 60 days of July 28, 2016.

(8)
Includes options to purchase 4,166 registered shares of common stock exercisable within 60 days of July 28, 2016. Excludes options to purchase 75,000 shares of registered common stock granted on June 22, 2016 not exercisable within 60 days of July 28, 2016.

(9)
Based upon information contained in Schedule 13G/A filed on February 18, 2015 by Platinum Long Term Growth Fund VII (“Platinum”) and adjusted to give effect to the transactions consummated between Platinum, Montsant Partners, LLC (“Montsant”), a Platinum affiliate, and Platinum Partners Value Arbitrage Fund, L.P. (“PPVA”), another Platinum affiliate, and us through July 28, 2016.

The number of beneficially owned shares reported includes 637,500 restricted shares of common stock that may currently be acquired by Montsant upon fixed exchange of 425,000 restricted shares of our Series A Preferred Stock (“Series A Preferred”).  Pursuant to the October 11, 2012 Note Exchange and Purchase Agreement by and between us and Platinum, there is, however, a limitation on exchange such that the number of shares of our common stock that may be acquired by Platinum or its affiliates upon exchange of the Series A Preferred is limited to the extent necessary to ensure that, following such exchange, the total number of shares of our common stock then beneficially owned by Platinum or its affiliates does not exceed 9.99% of the total number of our then issued and outstanding shares of common stock without providing us with 61 days’ prior notice thereof.

Further, the reported number of shares beneficially owned by Montsant also includes 1,263,669 shares of common stock pursuant to its ownership of 1,220,169 shares of our Series B 10% Convertible Preferred Stock (“Series B Preferred”), immediately convertible into a like number of shares of our common stock.  Pursuant to the terms of the Certificate of Designation of the Relative Rights and Preferences of the Series B 10% Convertible Preferred Stock, there is, however, a limitation on conversion of the Series B Preferred such that the number of shares of common stock that Montsant may beneficially acquire upon such conversion is limited to the extent necessary to ensure that, following such conversion, the total number of shares of common stock then beneficially owned by Platinum or Montsant does not exceed 9.99% of the total number of then issued and outstanding shares of our common stock without providing us with 61 days’ prior notice thereof.

Further, the reported number of shares beneficially owned by Montsant also includes 2,318,012 shares of common stock pursuant to its ownership of 2,318,012 shares of our Series C Convertible Preferred Stock (“Series C Preferred”), immediately convertible on a fixed 1:1 conversion basis into a like number of shares of our restricted common stock. Pursuant to the terms of the Certificate of Designation of the Relative Rights and Preferences of the Series C Convertible Preferred Stock, there is, however, a limitation on conversion of the Series C Preferred such that the number of shares of common stock that Montsant may beneficially acquire upon such conversion is limited to the extent necessary to ensure that, following such conversion, the total number of shares of common stock then beneficially owned by Platinum or Montsant does not exceed 9.99% of the total number of then issued and outstanding shares of our common stock without providing us with 61 days’ prior notice thereof.

Excluding the shares otherwise subject to the beneficial ownership restrictions noted above, Platinum, Montsant and PPVA beneficially own 794,245 shares or 9.97% of our common stock.   The primary business address of Platinum Long Term Growth Fund VII and Montsant Partners, LLC is c/o Platinum Partners, 250 West 55th Street, 14th Floor, New York, New York 10019.  Mark Nordlicht has voting and investment control over the shares held by Platinum, Montsant and PPVA.

(10)
Based upon information contained in Form 13G filed on May 19, 2016.  The number of shares reported excludes immediately exercisable warrants to purchase 761,267 registered shares of our common stock, which warrants are subject to a limitation on exercise such that the number of shares of common stock that Empery Asset Management, LP and its affiliates, Empery Asset master, Ltd.; Empery Tax Efficient, LP; and Empery Tax Efficient II, LP (together, “Empery”) may beneficially acquire upon such exercise is limited to the extent necessary to ensure that, following such exercise, the total number of shares of common stock then beneficially owned by Empery does not exceed 4.99% of the total number of issued and outstanding shares of our common stock without providing us with 61 days’ prior notice thereof.  The primary business address of Empery Asset Management, LP and its affiliates is 1 Rockefeller Plaza, Suite 1205, New York, New York 10020.  Messrs. Ryan M. Lane and Martin D. Hoe have voting and investment control over the shares held by Empery.

(11)
Based upon information contained in Form 13G filed on May 13, 2016.  The number of shares reported excludes immediately exercisable warrants to purchase 761,267 registered shares of our common stock, which warrants are subject to a limitation on exercise such that the number of shares of common stock that Sabby Management, LLC and its affiliates, Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. (together, “Sabby”) may beneficially acquire upon such exercise is limited to the extent necessary to ensure that, following such exercise, the total number of shares of common stock then beneficially owned by Sabby does not exceed 4.99% of the total number of issued and outstanding shares of our common stock without providing us with 61 days’ prior notice thereof.  The primary business address of Sabby Mangement, LLC and its affiliates is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.  Hal Mintz has voting and investment control over the shares held by Sabby.

(12)
Based upon information contained in Form 4 filed on January 9, 2012, as updated to give effect to transactions through July 28, 2016 as recorded on our books. Lynda Sutton has voting and investment authority over the shares held by Cato Holding Company.  The primary business address of Cato BioVentures is 4364 South Alston Avenue, Durham, North Carolina 27713.

(13)
.Platinum has transferred to Michael Goldberg (“Goldberg”) certain of the equity securities initially issued by us to Platinum. The conversion or exercise restrictions in those securities initially applicable to Platinum remain applicable to Goldberg. The number of shares reported as beneficially owned by Goldberg includes 112,500 restricted shares of common stock that may currently be acquired by Goldberg upon fixed exchange of 75,000 restricted shares of our Series A Preferred.

(14)
Includes currently exercisable warrants to purchase 110,448 restricted shares of common stock. The primary business address of Morrison & Foerster is 555 Market Street, San Francisco, California 94105.  Mark Blumenthal has voting and investment control over the shares held by Morrison & Foerster.

(15)
Includes options to purchase an aggregate of 138,079 registered shares of common stock exercisable within 60 days of July 28, 2016 and warrants to purchase an aggregate of 1,118,553 restricted shares of common stock exercisable within 60 days of July 28, 2016.  Excludes options to purchase an aggregate of 655,000 shares of registered common stock granted on June 22, 2016 not exercisable within 60 days of July 28, 2016.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Grants

As of March 31, 2016, options to purchase a total of 336,987 restricted shares of our common stock were outstanding at a weighted average exercise price of $9.56 per share, of which 201,779 options were vested and exercisable at a weighted average exercise price of $10.11 per share and 135,208 were unvested and not exercisable at a weighted average exercise price of $8.74 per share. These options were issued under our 2016 Plan and our 1999 Plan, each as described below. At March 31, 2016, an additional 660,242 shares remained available for future equity grants under our 2016 Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted -average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	324,758	$9.48	660,242
Equity compensation plans not approved by security holders	12,229	$11.64	--
Total	336,987	$9.56	660,242

Amended and Restated 2016 Stock Incentive Plan

See Proposal No. 2 beginning on page 17 of this Proxy Statement for a description of the 2016 Plan (formerly the 2008 Equity Incentive Plan).

1999 Stock Incentive Plan

VistaGen California’s Board of Directors adopted the 1999 Plan on December 6, 1999.  The 1999 Plan terminated under its own terms in December 2009, and as a result, no awards may currently be granted under the 1999 Plan. However, the options and awards that have been granted pursuant to the 1999 Plan prior to its expiration remain operative.

The 1999 Plan permitted VistaGen California to make grants of incentive stock options, non-qualified stock options and restricted stock awards. VistaGen California initially reserved 22,500 restricted shares of its common stock for the issuance of awards under the 1999 Plan, which number was subject to adjustment in the event of a stock split, stock dividend or other change in capitalization. Prior to the 1999 Plan’s expiration, shares that were forfeited or cancelled from awards under the 1999 Plan were generally available for future awards.

The 1999 Plan could be administered by either VistaGen California’s Board of Directors or a committee designated by its Board of Directors. VistaGen California’s Board of Directors designated its Compensation Committee as the committee with full power and authority to select the participants to whom awards were granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 1999 Plan. All directors, executive officers, and certain other key persons (including employees, consultants and advisors) of VistaGen California were eligible to participate in the 1999 Plan.

The exercise price of incentive stock options awarded under the 1999 Plan could not be less than the fair market value of the common stock on the date of the option grant and could not be less than 110% of the fair market value of the common stock to persons owning stock representing more than 10% of the voting power of all classes of our stock. The exercise price of non-qualified stock options could not be less than 85% of the fair market value of the common stock. The term of each option granted under the 1999 Plan could not exceed ten years (or five years, in the case of an incentive stock option granted to a 10% stockholder) from the date of grant. VistaGen California’s Compensation Committee determined at what time or times each option might be exercised (provided that in no event could it exceed ten years from the date of grant) and, subject to the provisions of the 1999 Plan, the period of time, if any, after retirement, death, disability or other termination of employment during which options could be exercised.

The 1999 Plan also permitted the issuance of restricted stock awards.  Restricted stock awards issued by VistaGen California were shares of common stock that vest in accordance with terms and conditions established by VistaGen California’s Compensation Committee. The Compensation Committee could impose conditions to vesting that it determined to be appropriate. Shares of restricted stock that did not vest were subject to our right of repurchase or forfeiture. VistaGen California’s Compensation Committee determined the number of shares of restricted stock granted to any employee. Our 1999 Plan also gave VistaGen California’s Compensation Committee discretion to grant stock awards free of any restrictions.

Unless the Compensation Committee provided otherwise, the 1999 Plan did not generally allow for the transfer of incentive stock options and other awards and only the recipient of an award could exercise an award during his or her lifetime. Non-qualified stock options were transferable only to the extent provided in the award agreement, in a manner consistent with the applicable law, and by will and by the laws of descent and distribution. In the event of a change in control of the Company, as defined in the 1999 Plan, the outstanding options will automatically vest unless our Board of Directors and the Board of Directors of the surviving or acquiring entity make appropriate provisions for the continuation or assumption of any outstanding awards under the 1999 Plan.

As of August 8, 2016, we have options outstanding under the 1999 Plan to purchase an aggregate of 10,554 registered shares of our common stock.

Certain Relationships and Related Transactions

Sales of Securities to Cato Holding Company

Cato Holding Company ("CHC"), doing business as Cato BioVentures ("CBV"), the parent of Cato Research Ltd. ("CRL"), was one of our largest institutional stockholders at March 31, 2016, holding common stock and Series B Preferred.  Shawn Singh, our Chief Executive Officer and member of our Board of Directors, served as Managing Principal of CBV and as an officer of CRL until August 2009. In October 2012, we issued to CHC an unsecured promissory note in the principal amount of $310,443 (the "2012 CHC Note") and a five-year warrant to purchase 12,500 restricted shares of the Company’s common stock at a price of $30.00 per share (the "CHC Warrant").

Also in October 2012, we issued to CRL: (i) an unsecured promissory note in the initial principal amount of $1,009,000, which was payable solely in restricted shares of our common stock and which accrued interest at the rate of 7.5% per annum, compounded monthly (the "CRL Note"), as payment in full for all contract research and development services and regulatory advice rendered to us by CRL through December 31, 2012 with respect to the preclinical and clinical development of AV-101, and (ii) a five-year warrant to purchase, at a price of $20.00 per share, 50,450 restricted shares of our common stock ("CRL Warrant"). Each of the CRL Note and 2012 CHC Note were scheduled to mature on March 31, 2016.  In June 2015, the outstanding balance of the 2012 CHC Note, the CRL Note and all other outstanding amounts owed to CRL for CRO services were converted into 328,571 shares of our Series B Preferred, and the exercise prices of the CHC Warrant and the CRL Warrant were each reduced to $7.00 per share.  CHC also participated in the February 2016 warrant exchange for common stock, exchanging the CHC Warrant and the CRL Warrant, as adjusted to reflect accrued interest, for an aggregate of 54,894 shares of our unregistered common stock.

Contract Research and Development Agreement with Cato Research Ltd.

During fiscal year 2007, we entered into a contract research organization arrangement with CRL related to the development of AV-101, under which we incurred expenses of $52,600 and $38,100 for the fiscal years ended March 31, 2016 and 2015, respectively.

Advances to us by Shawn Singh

Between September 2013 and December 2013, Mr. Singh provided short-term cash advances aggregating $64,000 to meet our short-term working capital requirements. In lieu of cash repayment of the entire amount of the advances, in December 2013, Mr. Singh elected to invest $50,000 of the balance due him in the 2013 Unit Private Placement.  At March 31, 2015, we had completely repaid to Mr. Singh the remaining balance of the advances and the $50,000 promissory note issued in connection with his investment in the 2013 Unit Private Placement.

Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock (collectively, Reporting Persons) to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC.  The Reporting Persons are also required by SEC rules to furnish us with copies of all reports that they file pursuant to Section 16(a).  We believe that during our fiscal year ended March 31, 2016, all of the Reporting Persons, other than Platinum Long Term Growth VII and/or its affiliate, Montsant Partners LLC, Michael Goldberg, Cato BioVentures, and Morrison & Foerster LLP, complied with all applicable reporting requirements.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals for the 2017 Annual Meeting

Stockholder proposals that are intended to be presented by stockholders at the Company’s 2017 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than April 10, 2017 in order that they may be included, if appropriate, in the Company’s proxy statement and form of proxy relating to that meeting. A stockholder proposal not included in the Company’s proxy statement for the 2017 Annual Meeting of Stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Bylaws provide that the Company must have received the stockholder’s notice not less than 60 days nor more than 90 days in advance of the date the proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. However, if the date of the 2017 Annual Meeting of Stockholders is changed by more than 30 days from the date of this year’s Annual Meeting, the Company must receive the stockholder’s notice no later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the later of 60 days prior to such annual meeting, or, in the event the Company makes a public announcement of the date of such annual meeting less than 70 days before the meeting, 10 days after the Company’s public announcement.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 343 Allerton Avenue, South San Francisco, California 94080, or contact us at (650) 577-3600. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Notice, mailed to stockholders on or about August 8, 2016, contains instructions on how to access the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please submit your vote by Internet, telephone or mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR E-MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

APPENDIX A

Amended and Restated 2016 Stock Incentive Plan

VISTAGEN THERAPEUTICS, INC.
AMENDED AND RESTATED
2016 STOCK INCENTIVE PLAN
(formerly, the 2008 Stock Incentive Plan)

1. Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions.  The following definitions shall apply as used herein and in the individual Award Agreements, except as defined otherwise in an individual Award Agreement.  In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of California and, to the extent other than California, the corporate law of the state of the Company’s incorporation, the Code, the NASDAQ Stock Market Rules or the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Committee, the Grantee’s:  (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction or a Change in Control, such definition of “Cause” shall not apply until a Corporate Transaction or a Change in Control actually occurs.

(i) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means the Compensation Committee of the Board of Directors, appointed by the Board to administer the Plan.

(l) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(m) “Company” means VistaGen Therapeutics, Inc., a Nevada corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated.  In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws.  A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity.  Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.  For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(q) “Corporate Transaction” means any of the following transactions, provided, however, that the Committee shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Committee determines shall not be a Corporate Transaction.

(r) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(s) “Director” means a member of the Board or the board of directors of any Related Entity.

(t) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.  If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days.  A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Committee in its discretion.

(u) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(v) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Committee in good faith and in a manner consistent with Applicable Laws.

(y) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(z) “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

(aa) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(bb)   “Independent Director” means a member of the Board that satisfies the requirements to be considered an Independent Director in accordance with NASDAQ Stock Market Rule 5605(a)(2).

(cc) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(dd) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(ee) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(ff) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(gg) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(hh) “Plan” means this Amended and Restated 2016 Stock Incentive Plan.

(ii) “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(jj) “Related Entity” means any Parent or Subsidiary of the Company.

(kk) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award.  The determination of Award comparability shall be made by the Committee and its determination shall be final, binding and conclusive.

(ll) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Committee.

(mm) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Committee and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Committee.

(nn) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(oo) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Committee, measured by appreciation in the value of Common Stock.

(pp) “Share” means a share of the Common Stock.

(qq) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is three million (3,000,000) Shares.  Notwithstanding the foregoing, subject to the provisions of Section 10, below, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be three million (3,000,000) Shares.  The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan.  Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan.  To the extent not prohibited by the listing requirements of The NASDAQ Stock Market LLC (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Committee.

4. Administration of the Plan.

(a) Plan Administration.

(i) Administration by the Committee.   The Plan shall be administered by the Committee.  The Committee shall consist of two or more Independent Directors of the Company, who shall be appointed by the Board.  In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(ii) Officer Authorization to Grant Awards.  The Committee may authorize one or more Officers to grant Awards subject to such limitations as the Committee determines from time to time.

(b) Powers of the Committee.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee. Notwithstanding the foregoing, (A) the reduction or increase of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan and (B) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award, in each case, shall not be subject to shareholder approval;

(viii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.

The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board.  Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(d) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Committee or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.  Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company.  An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.  Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Committee may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Committee is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions.  Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award.  Each Award shall be designated in the Award Agreement.  In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.  However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.  The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company).  For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.  In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c) Conditions of Award.  Subject to the terms of the Plan, the Committee shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.  The performance criteria established by the Committee may be based on any one of, or combination of, the following:  (i) increase in share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (vii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share.  The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity.  Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.  In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.

(d) Acquisitions and Other Transactions.  The Committee may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment.  The Committee may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award.  The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

(f) Separate Programs.  The Committee may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Committee from time to time.

(g) Individual Limitations on Awards.

(i) Individual Limit for Options and SARs.  Following the date that the exemption from application of Section 162(m) of the Code described in Section 18 (or any exemption having similar effect) ceases to apply to Awards, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be three hundred thousand (300,000) Shares.  In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional fifty thousand (50,000) Shares which shall not count against the limit set forth in the previous sentence.  The foregoing limitation[s] shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.  To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation[s] with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee.  For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii) Individual Limit for Restricted Stock and Restricted Stock Units.  For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be three hundred thousand (300,000) Shares.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(h) Early Exercise.  The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award.  Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Committee determines to be appropriate.

(i) Term of Award.  The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.  Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j) Transferability of Awards.  Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.  Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Committee by gift or pursuant to a domestic relations order to members of the Grantee’s Immediate Family.  Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Committee.

(k) Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Committee makes the determination to grant such Award, or such other later date as is determined by the Committee.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price.  The exercise or purchase price, if any, for an Award shall be as follows:

 (i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v) In the case of the sale of Shares, the per Share purchase price, if any, shall be such price as is determined by the Committee.

(vi) In the case of other Awards, such price as is determined by the Committee.

(vii) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d) above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration.  Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Committee.  In addition to any other types of consideration the Committee may determine, the Committee is authorized to accept as consideration for Shares issued under the Plan the following:

(i) cash;

(ii) check;

(iii) surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Committee may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(v) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Committee) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vi) any combination of the foregoing methods of payment.

The Committee may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

 (c) Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Committee for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares.  Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Shareholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service.  In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death (but not in the event of a Grantee’s change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Committee.  The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service.  In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status.  To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(c) Disability of Grantee.  In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination.  To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d) Death of Grantee.  In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement).  To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e) Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 8 is prevented by the provisions of Section 9 below, the Award shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

9. Conditions Upon Issuance of Shares.

(a) If at any time the Committee determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Committee determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization.  Subject to any required action by the shareholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Committee determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii)  any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  In the event of any distribution of cash or other assets to shareholders other than a normal cash dividend, the Committee shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”).  Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards.  In connection with the foregoing adjustments, the Committee may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Committee determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transactions and Changes in Control.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction.  Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate.  However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Award Upon Corporate Transaction or Change in Control.  The Committee shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Committee may specify.  The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control.  The Committee may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

 (c) Effect of Acceleration on Incentive Stock Options.  Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12. Effective Date and Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company.  It shall continue in effect for a term of ten (10) years unless sooner terminated.  Subject to Section 17 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, including but not limited to, Cause, and with or without notice.  The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16. No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Shareholder Approval.  Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.  Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.  Any Award exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether shareholder approval is obtained.

18. Information to Grantees.  To the extent required by Applicable Law, the Company shall provide to each grantee, during the period for which such Grantee has one or more Awards outstanding, copies of financial statements at least annually.  The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

19. Effect of Section 162(m) of the Code.  The Plan, and all Awards (except Awards of Restricted Stock that vest over time) issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year.  The exemption is based on Treasury Regulation Section 1.162-27(f), in the form existing on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held.  Under such Treasury Regulation, this exemption is available to the Plan for the duration of the period that lasts until the earliest of (i) the expiration of the Plan, (ii) the material modification of the Plan, (iii) the exhaustion of the maximum number of shares of Common Stock available for Awards under the Plan, as set forth in Section 3(a), (iv) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act, or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.  To the extent that the Committee determines as of the date of grant of an Award that (i) the Award is intended to qualify as Performance-Based Compensation and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any shareholder approval required under Section 162(m) of the Code has been obtained.

20. Unfunded Obligation.  Grantees shall have the status of general unsecured creditors of the Company.  Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended.  Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Committee, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

21. Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

22. Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Adopted by the Board of Directors of VistaGen Therapeutics, Inc. on July 26, 2016

Approved by the stockholders of VistaGen Therapeutic, Inc. effective September __, 2016

VistaGen

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet

- Go to **www.envisionreports.com/VTGN**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the VistaGen Therapeutics, Inc. Stockholder Meeting to be Held on September 26, 2016

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/VTGN

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/VTGN** to view the materials.

Step 2: Click on **Cast Your Vote or Request Materials**.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side no later than September 16, 2016 to facilitate timely delivery.

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Stockholder Meeting Notice

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2, 3 and 5 and "3 YEARS" on Proposal 4:

1. ELECTION OF DIRECTORS.
2. APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE VISTAGEN THERAPEUTICS, INC. 2016 EQUITY INCENTIVE PLAN (FORMERLY THE 2008 EQUITY INCENTIVE PLAN), AND TO RATIFY ALL ISSUANCES THEREUNDER TO DATE.
3. AN ADVISORY VOTE REGARDING THE APPROVAL OF COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.
4. AN ADVISORY VOTE REGARDING THE FREQUENCY OF STOCKHOLDER APPROVAL OF COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS.
5. RATIFYING THE APPOINTMENT OF OUM & CO. LLP AS VISTAGEN THERAPEUTICS, INC.'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2017.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/VTGN**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials VistaGen Therapeutics, Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received no later than September 16, 2016.

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VistaGen

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:00 a.m., PDT, on September 26, 2016.

Vote by Internet

- Go to **www.envisionreports.com/VTGN**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 5 and "3 YEARS" on Proposal 4.

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1. ELECTION OF DIRECTORS.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Jon S. Saxe	☐	☐	02 - Shawn K. Singh	☐	☐	03 - H. Ralph Snodgrass	☐	☐
04 - Brian J. Underdown	☐	☐	05 - Jerry B. Gin	☐	☐			

	For	Against	Abstain
2. APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE VISTAGEN THERAPEUTICS, INC. 2016 EQUITY INCENTIVE PLAN (FORMERLY THE 2008 EQUITY INCENTIVE PLAN), AND TO RATIFY ALL ISSUANCES THEREUNDER TO DATE.	☐	☐	☐
3. AN ADVISORY VOTE REGARDING THE APPROVAL OF COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐

	3 Years	2 Years	1 Year	Abstain
4. AN ADVISORY VOTE REGARDING THE FREQUENCY OF STOCKHOLDER APPROVAL OF COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐	☐

	For	Against	Abstain
5. RATIFYING THE APPOINTMENT OF OUM & CO. LLP AS VISTAGEN THERAPEUTICS, INC.'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2017.	☐	☐	☐

IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 U P X +

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — VISTAGEN THERAPEUTICS, INC.

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FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

The undersigned revokes all previous proxies and constitutes and appoints Shawn K. Singh and Jerrold D. Dotson, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of common stock of VistaGen Therapeutics, Inc. (the "*Company*") which the undersigned is entitled to vote at the Company's 2016 Annual Meeting of Stockholders (the "*Annual Meeting*"), to be held at the San Francisco Airport Marriott Waterfront Hotel, located at 1800 Old Bayshore Highway, Burlingame, California 94010, on September 26, 2016 at 10:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal Nos. 1, 2, 3 and 5, and "3 YEARS" for Proposal No. 4, each of which have been proposed by our Board of Directors, and by the proxy, in his or her discretion, upon other matters as may properly come before the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

(continued and to be signed on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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